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                                                               Exhibit 10(d)(2)

                             Schedule B
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Brazos River Authority Pollution Control Revenue Bonds:
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   1.    Trust Indenture dated May 1, 1994 by and between Brazos River Authority and The Bank of New York (successor to NationsBank of Texas, N.A.), as Trustee, relating to 3.000% Fixed Series 1994A due May 1, 2029.

   2. Trust Indenture dated May 1, 1994 by and between Brazos River Authority and The Bank of New York (successor to NationsBank of Texas, N.A.), as Trustee, relating to 5.400% Fixed Series 1994B due May 1, 2029.

   3. Amended and Restated Trust Indenture dated April 1, 2001 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 5.400% Fixed Series 1995A due April 1, 2030.

   4. Amended and Restated Trust Indenture dated April 1, 2001 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 5.050% Fixed Series 1995B due June 1, 2030.

   5. Trust Indenture dated March 1, 1999 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 7.700% Fixed Series 1999A due April 1, 2033.

   6. Trust Indenture dated September 1, 1999 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 6.750% Fixed Series 1999B due September 1, 2034.

   7. Trust Indenture dated November 1, 1999 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 7.700% Fixed Series 1999C due March 1, 2032.

   8. Trust Indenture dated April 1, 2001 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 4.950% Fixed Series 2001A due October 1, 2030.

   9. Trust Indenture dated November 1, 2001, by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 4.750% Fixed Series 2001B due May 1, 2029.

   10. Trust Indenture dated November 1, 2001, by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 5.750% Fixed Series 2001C due May 1, 2036.

   11. Trust Indenture dated November 1, 2001, by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 1.250% Floating Series 2001D due May 1, 2033.

   12. Trust Indenture dated December 1, 2001 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 1.180% Floating Taxable Series 2001I due December 1, 2036.

   13. Trust Indenture dated May 1, 2002 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 1.250% Floating Series 2002A due May 1, 2037(b).

   14. Trust Indenture dated March 1, 2003 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 6.750% Fixed Series 2003A due April 1, 2038.

   15. Trust Indenture dated June 1, 2003 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 6.300% Fixed Series 2003B due July 1, 2032.

   16. Trust Indenture dated October 1, 2003 by and between Brazos River Authority and The Bank of New York, as Trustee, relating to 6.750% Fixed Series 2003C due October 1, 2038.

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Sabine River Authority of Texas:
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   17.   Trust Indenture dated August 1, 2000 by and between Sabine River
         Authority of Texas and The Bank of New York, as Trustee, relating to 6.450% Fixed Series 2000A due June 1, 2021.

   18. Trust Indenture dated November 1, 2001, by and between Sabine River Authority of Texas and The Bank of New York, as Trustee, relating to 5.500% Fixed Series 2001A due May 1, 2022.

   19. Trust Indenture dated November 1, 2001, by and between Sabine River Authority of Texas and The Bank of New York, as Trustee, relating to 5.750% Fixed Series 2001B due May 1, 2030.

   20. Trust Indenture dated November 1, 2001, by and between Sabine River Authority of Texas and The Bank of New York, as Trustee, relating to 4.000% Fixed Series 2001C due May 1, 2028.

   21. Trust Indenture dated June 1, 2003 by and between Sabine River Authority of Texas and The Bank of New York, as Trustee, relating to 5.800% Fixed Series 2003A due July 1, 2023.

   22. Trust Indenture dated October 1, 2003 by and between Sabine River Authority of Texas and The Bank of New York, as Trustee, relating to 6.150% Fixed Series 2003B due August 1, 2022.

Trinity River Authority of Texas:
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   23.   Amended and Restated Trust Indenture dated April 1, 2001 by and between
         Trinity River Authority of Texas and The Bank of New York, as Trustee, relating to 6.250% Fixed Series 2000A due May 1, 2028.

   24. Trust Indenture dated November 1, 2001, by and between Trinity River Authority of Texas and The Bank of New York, as Trustee, relating to 5.000% Fixed Series 2001A due May 1, 2027.